UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  July 26, 2006 (July 21, 2006)

                     Morgan Stanley Cornerstone Fund IV L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                   0-13442                 13-3393597
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
   of Incorporation)                                         Identification No.)


c/o Demeter Management Corporation, 330 Madison Avenue,
              8th Floor, New York, NY                                 10017
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    (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:   (212) 905-2700

                         Dean Witter Cornerstone Fund IV
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change
            in Fiscal Year.
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        Effective July 21, 2006, Dean Witter Cornerstone Fund IV changed its name to Morgan Stanley Cornerstone Fund IV L.P. The name change was effected by a Certificate of Amendment of the Certificate of Limited Partnership of Dean Witter Cornerstone Fund IV (the "Certificate") filed with the Secretary of State of the State of New York on July 21, 2006.

        A copy of the Certificate is filed hereto as Exhibit 3.02 and incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

    (d) Exhibits.

                                  EXHIBIT INDEX

Exhibit        Exhibit Description
-------        ---------------------------------------------------
3.02           Certificate  of  Amendment  of the  Certificate
               of Limited Partnership of the Registrant

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORGAN STANLEY CORNERSTONE FUND IV L.P.

Date:  July 26, 2006                   By:    Demeter Management Corporation
                                              as General Partner

                                       /s/ Walter Davis
                                       ----------------
                                       Name: Walter Davis
                                       Title: President